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                                                                      EXHIBIT 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in this Annual Report (Form 10-K) of ALZA TTS Research Partners, Ltd. of our report dated February 13, 1998 included in the 1997 Financial Statements and Additional Information of ALZA TTS Research Partners, Ltd included at Exhibit 13.

                                                   /s/ ERNST & YOUNG LLP

                                          --------------------------------------
                                                    Ernst & Young LLP

Palo Alto, California
March 27, 1998

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